UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue, Suite 105
Phoenix, AZ	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Enter Into a Material Definitive Agreement

On May 9, 2017, Ontario Hospitality Properties LLLP (“Ontario”), a subsidiary of InnSuites Hospitality Trust (the “Trust”), entered into a Purchase and Sale Agreement (the “PSA”) to sell its Best Western InnSuites Ontario Hotel and Suites property to Minkum Investment Group, LLC or Assignee (“Buyer”) an unrelated third party to the Trust for $17.5 million with an estimated close on June 12, 2017, or such other date as may be mutually agreed upon by both the Trust and the Buyer, subject to IHT Board of Trustees approval, Ontario Hospitality Properties LLLP partners approval, and the Buyer’s property/financial review.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the PSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 11, 2017, Ontario entered into a $5,700,000 Change in Terms Agreement (“Ontario Loan Agreement”) to the existing first mortgage loan with Arizona Bank & Trust with a maturity date of August 22, 2024. The Ontario Loan Agreement has a fixed interest rate until August 22, 2019 and then a variable interest rate of Wall Street Journal Prime Rate plus 1.50% margin with a floor of 4.75% and no prepayment penalty with an origination fee of 0.50% or $10,000. The Ontario Loan Agreement provides continuation of a guarantee from RRF, LP, James & Gail Wirth, The Wirth Family Trust and InnSuites Hospitality Trust, secured by 51% ownership interest in Albuquerque Suite Hospitality, LLC.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 11, 2017, Yuma Hospitality Properties, LLLP entered into a $850,000 Promissory Note Agreement (“Yuma Loan Agreement”) as a credit facility to replenish funds for the hotel remodel with 1st Bank of Yuma Arizona Bank & Trust with a maturity date of September 1, 2022. The Yuma Loan Agreement has an initial interest rate of 5.50% with a variable rate adjustment equal to the Wall Street Journal Prime Rate plus 1.50% with a floor of 5.50% and no prepayment penalty. This credit facility is guaranteed by InnSuites Hospitality Trust.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Purchase and Sale Agreement, effective May 9, 2017, executive by Minkum Investment Group, LLC or Assignee, as Seller, and Ontario Hospitality Properties, LLLP, as Buyer.

10.2	Change in Terms Agreement, dated May 11, 2017, executed by Ontario Hospitality Properties, LLLP as borrower, in favor of Arizona Bank & Trust, as Lender.

10.3	Promissory Note, dated May 11, 2017, executed by Yuma Hospitality Properties, LLLP as borrower, in favor of 1st Bank of Yuma, as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Adam B. Remis
Adam B. Remis
Chief Financial Officer

Date: May 12, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, effective May 9, 2017, executive by Minkum Investment Group, LLC or Assignee, as Seller, and Ontario Hospitality Properties, LLLP, as Buyer.

10.2	Change in Terms Agreement, dated May 11, 2017, executed by Ontario Hospitality Properties, LLLP as borrower, in favor of Arizona Bank & Trust, as Lender.

10.3	Promissory Note, dated May 11, 2017, executed by Yuma Hospitality Properties, LLLP as borrower, in favor of 1st Bank of Yuma, as Lender.